UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2011
Skyworks Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5560	04-2302115

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

20 Sylvan Road, Woburn, MA	01801

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 376-3000
Not applicable.

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On September 16, 2011, Mr. David Aldrich, chief executive officer of Skyworks Solutions, Inc., a Delaware corporation (“Skyworks”), contacted Mr. Samuel Anderson, chairman of the board of Advanced Analogic Technologies Incorporated (“AATI”), to discuss the preliminary conclusions reached by Skyworks regarding AATI’s business and financial performance and outlook from Skyworks’ review of the information and documents recently provided by AATI in response to Skyworks’ formal demand of August 24, 2011 and the notice of breach delivered by Skyworks to AATI on September 7, 2011, including information provided in connection with (and in follow-up to) a meeting of the parties on September 13, 2011. Mr. Aldrich informed Mr. Anderson of Skyworks’ conclusion that AATI has not operated, in material respects, in the usual, regular and ordinary course of business. Mr. Aldrich proposed that the parties mutually agree either to delay further action and final decision on the proposed merger until the end of the fourth calendar quarter, or, alternatively, to terminate the Merger Agreement by mutual consent now. Mr. Anderson indicated that AATI was not interested in pursuing either alternative. Mr. Anderson also indicated that he would be willing to meet with Mr. Aldrich in Boston to discuss Skyworks’ concerns about AATI’s business, but only after a proxy statement for the proposed merger has been mailed to AATI stockholders.
     On September 19, 2011, Skyworks delivered a notice of breach to AATI, stating, among other things, that AATI has breached its covenant, agreement and obligation under the Merger Agreement to “act and carry on its business in the usual, regular and ordinary course in substantially the same manner as previously conducted, . . . and use commercially reasonable best efforts, consistent with past practices, to maintain and preserve its and each Subsidiary’s . . . assets . . . and preserve its advantageous business relationships with customers.”
     Section 8.1(f) of the Merger Agreement entitles Skyworks to terminate the Merger Agreement if there has been a breach or nonperformance of any covenant or agreement on the part of AATI set forth in the Merger Agreement, and the breach or nonperformance would cause any of the conditions set forth in section 7.2(b) of the Merger Agreement not to be satisfied, and the breach or nonperformance is not cured within 10 days after receipt by AATI of written notice of such breach or nonperformance from Skyworks. Section 7.2(b) of the Merger Agreement in turn provides, among other things, that the obligations of Skyworks and Merger Sub to complete the merger are subject to the condition that AATI shall have complied with and performed in all material respects all obligations required to be performed by it under the Merger Agreement on or prior to the closing date.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWORKS SOLUTIONS, INC.
Date: September 19, 2011	/s/ Donald W. Palette
Donald W. Palette
Vice President and Chief Financial Officer

Safe Harbor Statement
     This document includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation information relating to future results and expectations of Skyworks (including without limitation certain projections and business trends). Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will,” or “continue,” and similar expressions and variations or negatives of these words. All such statements are subject to certain risks, uncertainties and other important factors that could cause actual results to differ materially and adversely from those projected, and may affect our future operating results, financial position and cash flows.
     These risks, uncertainties and other important factors include, but are not limited to: whether the conditions to our obligation to complete the Merger are and can be satisfied; whether AATI is determined to have breached its covenants, agreements and obligations under the Merger Agreement as set forth by us in our notices of breach and whether such breaches can be and are cured by AATI within the time period allowed by the Merger Agreement; whether, if the Merger is completed, we are able to successfully integrate AATI’s operations; uncertainty regarding global economic and financial market conditions; the susceptibility of the wireless semiconductor industry and the markets addressed by our, and our customers’, products to economic downturns; the timing, rescheduling or cancellation of significant customer orders and our ability, as well as the ability of our customers, to manage inventory; losses or curtailments of purchases or payments from key customers, or the timing of customer inventory adjustments; the availability and pricing of third party semiconductor foundry, assembly and test capacity, raw materials and supplier components; changes in laws, regulations and/or policies in the United States that could adversely affect financial markets and our ability to raise capital; our ability to develop, manufacture and market innovative products in a highly price competitive and rapidly changing technological environment; economic, social and political conditions in the countries in which we, our customers or our suppliers operate, including security and health risks, possible disruptions in transportation networks and fluctuations in foreign currency exchange rates; fluctuations in our manufacturing yields due to our complex and specialized manufacturing processes; delays or disruptions in production due to equipment maintenance, repairs and/or upgrades; our reliance on several key customers for a large percentage of our sales; fluctuations in the manufacturing yields of our third party semiconductor foundries and other problems or delays in the fabrication, assembly, testing or delivery of our products; our ability to timely and accurately predict market requirements and evolving industry standards, and to identify opportunities in new markets; uncertainties of litigation, including potential disputes over intellectual property infringement and rights, as well as payments related to the licensing and/or sale of such rights; our ability to rapidly develop new products and avoid product obsolescence; our ability to retain, recruit and hire key executives, technical personnel and other employees in the positions and numbers, with the experience and capabilities, and at the compensation levels needed to implement our business and product plans; lengthy product development cycles that impact the timing of new product introductions; unfavorable changes in product mix; the quality of our products and any remediation costs; shorter than expected product life cycles; problems or delays that we may face in shifting our products to smaller geometry process technologies and in achieving higher levels of design integration; and our ability to continue to grow and maintain an intellectual property portfolio and obtain needed licenses from third parties, as well as other risks and uncertainties, including but not limited to those detailed from time to time in our filings with the Securities and Exchange Commission.
     These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Transaction and Where to Find It
     Skyworks has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 and two amendments thereto in connection with the pending proposed transaction. The Registration Statement and amendments contain important information about Skyworks, AATI, the transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND ALL AMENDMENTS, INCLUDING, IN PARTICULAR, AMENDMENT NO. 2, CAREFULLY.
     Investors and security holders will be able to obtain free copies of the Registration Statement and amendments thereto and other documents filed with the SEC by Skyworks and AATI through the website maintained by the SEC at http://www.sec.gov.
     In addition, investors and security holders will be able to obtain free copies of the Registration Statement and amendments thereto from Skyworks by contacting Skyworks’ Investor Relations at (949) 231-4700, or by accessing Skyworks’ investor relations website at http://www.skyworksinc.com.
Participants in the Solicitation
     If a proxy statement is mailed to AATI stockholders and a meeting of AATI stockholders is held to consider and vote on the proposed Merger, Skyworks and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information about the directors and executive officers of Skyworks is set forth in Skyworks’ most recent Form 10-K/A, which was filed with the SEC on May 2, 2011, as well as Skyworks’ proxy statement dated, and filed with the SEC on, April 7, 2011. Investors may obtain additional information regarding the interest of Skyworks and its directors and officers in the proposed transaction by reading the amended Registration Statement.